                          THE MUNDER LIFESTYLE FUNDS
                               480 PIERCE STREET
                          BIRMINGHAM, MICHIGAN 48009
                           TELEPHONE (800) 438-5789
PROSPECTUS

CLASS Y SHARES

  The Munder All-Season Maintenance Fund (the "Maintenance Fund"), the Munder All-Season Development Fund (the "Development Fund"), and the Munder All-Season Accumulation Fund (the "Accumulation Fund") (each a "Fund," collectively the "Funds") are three diversified series of shares issued by The Munder Funds, Inc. (the "Company"), an open-end management investment company. This Prospectus relates only to Class Y shares of the Funds. The Funds are referred to as The Munder Lifestyle Funds. The Maintenance Fund seeks to provide shareholders with current income, with capital appreciation as a secondary objective. The Development Fund seeks to provide shareholders with high total return through a combination of capital appreciation and current income. The Accumulation Fund seeks to provide shareholders with long-term capital appreciation. Each Fund seeks its investment objective by investing in a variety of portfolios (the "Underlying Funds") offered by the Company, The Munder Framlington Funds Trust, and The Munder Funds Trust. There can be no assurance that a Fund's investment objective will be achieved. The net asset value per share of the Funds will fluctuate in response to changes in market conditions and other factors.

  Munder Capital Management (the "Advisor") serves as investment advisor to the Funds and to the Underlying Funds. Framlington Overseas Investment Management Limited (the "Sub-Advisor") serves as sub-advisor to the Framlington International Growth Fund, Framlington Emerging Markets Fund, and Framlington Healthcare Fund (the "Framlington Funds"), three of the Underlying Funds.

  This Prospectus sets forth concisely information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated March 12, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. It may be obtained free of charge by calling the Funds at (800) 438-5789. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

  SHARES OF THE FUNDS AND THE UNDERLYING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

SECURITIES  OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR  DISAPPROVED
 BY   THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES
  COMMISSION  NOR HAS THE  SECURITIES AND EXCHANGE  COMMISSION OR ANY  STATE
   SECURITIES  COMMISSION  PASSED UPON  THE ACCURACY  OR ADEQUACY  OF  THIS
    PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS MARCH 12, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Expense Table..............................................................   3
The Funds..................................................................   5
Investment Objectives and Policies.........................................   5
Investment Objectives and Policies--Underlying Funds.......................   7
Investment Techniques and Risk Factors--Underlying Funds...................  11
Investment Limitations.....................................................  18
Purchase and Redemption of Shares..........................................  18
Dividends and Distributions................................................  20
Net Asset Value............................................................  21
Management.................................................................  21
Taxes......................................................................  24
Description of Shares......................................................  24
Performance................................................................  25

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FUNDS DISTRIBUTOR, INC. (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 EXPENSE TABLE

  The following table sets forth certain costs and expenses that an investor is expected to incur as a shareholder of Class Y shares of each of the Funds based on estimated operating expenses for the current fiscal year. The table does not include the costs and expenses of the Underlying Funds, which an investor will also incur indirectly as a shareholder of Class Y shares of the Funds.

                                           MAINTENANCE DEVELOPMENT ACCUMULATION
                                              FUND        FUND         FUND
                                           ----------- ----------- ------------
Annual operating expenses
 (as a percentage of average net assets)
 Advisory fees............................    .35%        .35%         .35%
 Other expenses...........................    .20%        .20%         .20%
                                              ----        ----         ----
 Total fund operating expenses ...........    .55%        .55%         .55%
                                              ====        ====         ====

  "Other expenses" in the above table include administrator fees, custodial fees, legal and accounting fees, printing costs, registration fees, the cost of regulatory compliance, the costs of maintaining each Fund's legal existence and the costs involved in communicating with shareholders. See "Management" in this Prospectus for a further description of the Funds' operating expenses and the nature of the services for which the Funds are obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below.

  In addition to the expenses shown above, shareholders of the Funds will indirectly bear their pro rata share of fees and expenses incurred by the Underlying Funds, so that the investment returns of the Funds will be net of the expenses of the Underlying Funds. The table below sets forth total fund operating expenses expressed as a percentage of net assets, after any applicable expense reimbursements, for the Class Y shares of each of the Underlying Funds for their respective current fiscal years. The International Bond Fund did not commence operations until October 2, 1996; the NetNet Fund did not commence operations until August 19, 1996; the Micro-Cap Equity Fund and Small-Cap Value Fund did not commence operations until December 26, 1996 and the Framlington Funds did not commence operations until December 31, 1996. As of the date of this Prospectus, the Equity Selection Fund had not commenced operations. The Expense Ratios set forth below for these funds are based on estimated operating expenses. The Expense Ratios have been restated with respect to the Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund to reflect anticipated fees, waivers and/or expense reimbursements. The Funds purchase only Class Y shares of the Underlying Funds. Class Y shares are sold without an initial or contingent deferred sales charge to the Funds, as well as to fiduciary and discretionary accounts of institutions, institutional investors, directors, trustees, officers and employees of the Company, The Munder Funds Trust, The Munder Framlington Funds Trust, St. Clair Funds, Inc., the Advisor, the Distributor and the Advisor's investment advisory clients and family members of the Advisor's employees.

                                                                        EXPENSE
                                                                         RATIO
                                                                        -------
Accelerating Growth Fund...............................................   .95%
Bond Fund..............................................................   .70%
Cash Investment Fund...................................................   .53%
Equity Selection Fund..................................................  1.00%
Framlington Emerging Markets Fund......................................  1.55%
Framlington Healthcare Fund............................................  1.30%
Framlington International Growth Fund..................................  1.30%
Growth & Income Fund...................................................   .96%
Intermediate Bond Fund.................................................   .69%
International Bond Fund................................................   .85%
International Equity Fund..............................................  1.01%
Micro-Cap Equity Fund..................................................  1.25%
Mid-Cap Growth Fund....................................................   .95%+
Money Market Fund......................................................   .62%
Multi-Season Growth Fund...............................................  1.01%*
NetNet Fund............................................................  1.50%
Real Estate Equity Investment Fund.....................................  1.00%+
Small-Cap Value Fund...................................................  1.00%
Small Company Growth Fund..............................................   .96%
U.S. Government Income Fund............................................   .72%
U.S. Treasury Money Market Fund........................................   .54%
Value Fund.............................................................   .95%+

--------
 *Reflects advisory fees after waiver. Without waiver, the Expense Ratio for the Multi-Season Growth Fund would be 1.26%.
 +The Advisor voluntarily reimbursed the Fund for certain operating expenses. In the absence of such expense reimbursement, the Expense Ratio would have been as follows: 1.13% for Mid-Cap Growth Fund, 1.05% for Value Fund and 1.27% for Real Estate Equity Investment Fund.

  Based on the expenses for the Funds and the Underlying Funds shown above, and assuming the neutral asset allocation for each Fund as set forth on page 6 below, the average weighted expense ratio for each Fund, expressed as a percentage of each Fund's average daily net assets, is estimated to be as follows:

                                                                         EXPENSE
                                                                          RATIO
                                                                         -------
Maintenance Fund........................................................  1.37%
Development Fund........................................................  1.50%
Accumulation Fund.......................................................  1.61%

 Example

  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payment by the Funds of operating expenses at the levels set forth in the above table, and are also based on the following assumptions:

  On the basis of these estimated expense levels, an investor would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return, and 2) redemption at the end of the following time periods:

                             MAINTENANCE FUND DEVELOPMENT FUND ACCUMULATION FUND
                             ---------------- ---------------- -----------------
1 Year......................       $14              $15               $16
3 Years.....................       $43              $47               $51

  The foregoing Expense Table and Example are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear both directly and indirectly.

  THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE FUNDS

  The Maintenance Fund, the Development Fund and the Accumulation Fund are three diversified series of shares issued by the Company, an open-end management investment company. The Company was organized under the laws of the State of Maryland on November 18, 1992 and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's principal office is located at 480 Pierce Street, Birmingham, Michigan 48009 and its telephone number is (800) 438-5789.

                      INVESTMENT OBJECTIVES AND POLICIES

  The Maintenance Fund's primary investment objective is to provide shareholders with current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by concentrating its investments in Underlying Funds that invest primarily in fixed income securities. The Maintenance Fund may also invest a portion of its assets in Underlying Funds that invest primarily in equity securities and may hold assets in cash or money market securities. The Maintenance Fund is designed for investors seeking income with the potential for capital appreciation.

  The Development Fund's investment objective is to provide shareholders with high total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by concentrating its investments in Underlying Funds that invest primarily in equity securities and fixed income securities. The Fund may also hold assets in cash or money market securities. This Fund offers investors greater potential for capital appreciation than does the Maintenance Fund by virtue of its larger investments in Underlying Funds that invest primarily in equity securities, while also offering investors the potential for investment income. The Development Fund is designed for investors who seek capital appreciation in addition to income, and who are willing to bear the risk of loss and share price fluctuation inherent in equity securities.

  The Accumulation Fund's investment objective is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in Underlying Funds that invest primarily in equity securities. The Fund may also invest a portion of its assets in Underlying Funds that invest in fixed income securities and may hold assets in cash or money market securities. The Accumulation Fund is designed for investors who seek long-term capital appreciation, with the potential for greater gains but with greater risk of loss and share price fluctuation.

  The Funds will invest their assets in the following Underlying Funds, within the ranges (expressed as a percentage of each Fund's assets) indicated below:

                                  MAINTENANCE     DEVELOPMENT    ACCUMULATION
                                     FUND            FUND            FUND
                                --------------- --------------- ---------------
                                MINIMUM MAXIMUM MINIMUM MAXIMUM MINIMUM MAXIMUM
                                ------- ------- ------- ------- ------- -------
EQUITY FUNDS
------------
Accelerating Growth Fund.......     0%      5%      0%     10%      0%     15%
Equity Selection Fund..........     0%     10%      0%     20%      0%     30%
Framlington Emerging Markets
 Fund..........................     0%      5%      0%     10%      0%     15%
Framlington Healthcare Fund....     0%      5%      0%      5%      0%     10%
Framlington International
 Growth Fund...................     0%      5%      0%     10%      0%     15%
Growth & Income Fund...........     0%     10%      0%     15%      0%     20%
International Equity Fund......     0%      5%      0%     10%      0%     15%
Micro-Cap Equity Fund..........     0%      5%      0%      5%      0%      5%
Mid-Cap Growth Fund............     0%      5%      0%     10%      0%     15%
Multi-Season Growth Fund.......     0%     20%      0%     30%      0%     40%
NetNet Fund....................     0%      5%      0%      5%      0%      5%
Real Estate Equity Investment
 Fund..........................     0%     10%      0%     20%      0%     25%
Small-Cap Value Fund...........     0%     10%      0%     20%      0%     30%
Small Company Growth Fund......     0%     10%      0%     20%      0%     30%
Value Fund.....................     0%     20%      0%     30%      0%     40%
FIXED INCOME FUNDS
------------------
Bond Fund......................     0%     80%      0%     50%      0%     30%
Intermediate Bond Fund.........     0%     80%      0%     50%      0%     30%
International Bond Fund........     0%     30%      0%     20%      0%     10%
U.S. Government Income Fund....     0%     60%      0%     40%      0%     20%
MONEY MARKET FUNDS
------------------
Cash Investment Fund...........     0%     10%      0%     10%      0%     10%
Money Market Fund..............     0%     10%      0%     10%      0%     10%
U.S. Treasury Money Market
 Fund..........................     0%     10%      0%     10%      0%     10%

  For the purpose of determining each Fund's compliance with these percentage limitations, the Company will determine the value of a Fund's assets at the time of investment.

  While the Advisor intends to invest each Fund's assets in the Underlying Funds within the ranges set forth above, and to adjust periodically the allocations in response to economic and market conditions, each Fund has a "neutral mix" representing the intended typical allocations of the Fund's assets over time.

  Each Fund's neutral asset allocation is expected to be as follows:

                               MAINTENANCE FUND DEVELOPMENT FUND ACCUMULATION FUND
                               ---------------- ---------------- -----------------
      Equity Funds............       25%              60%               85%
      Fixed Income Funds......       70%              35%               15%
      Money Market Funds and
       Cash...................        5%               5%                0%

  Each Fund's investments are concentrated in the Underlying Funds, and the investment performance of each Fund is directly related to the performance of the Underlying Funds in which it invests. The Funds will invest in the Class Y shares of the Underlying Funds, which are sold at net asset value per share with no initial or contingent deferred sales charge. See "Investment Objectives and Policies--Underlying Funds" for a description of the Underlying Funds.

  In addition to shares of the Underlying Funds, each Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investments are described below under "Investment Techniques and Risk Factors--Underlying Funds."

  When the Advisor believes that market conditions warrant, a Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country.

             INVESTMENT OBJECTIVES AND POLICIES--UNDERLYING FUNDS

  The following is a brief description of the investment objectives and policies of the Underlying Funds. The investment objectives and policies of the Underlying Funds are discussed further in "Investment Techniques and Risk Factors--Underlying Funds" and in the Statement of Additional Information.

EQUITY FUNDS

ACCELERATING GROWTH FUND

  The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet.

EQUITY SELECTION FUND

  The investment objective of the Equity Selection Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective by investing in equity securities that a dedicated research team believes to be of high quality and that, as determined through both fundamental and technical analysis, are undervalued compared to equity securities of other companies in the same industry. The fund generally will invest in issuers that have market capitalizations of at least $3 billion at the time of purchase. The fund will be diversified by industry with proportionate weightings approximately the same as those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

GROWTH & INCOME FUND

  The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The fund will invest in a diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The fund will seek to produce a current yield greater than the S&P 500.

INTERNATIONAL EQUITY FUND

  The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). The fund will emphasize companies with a market capitalization of at least $100 million.

MICRO-CAP EQUITY FUND

  The investment objective of the Micro-Cap Equity Fund is long-term capital appreciation. The fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of micro-cap companies that generally have a market capitalization of $200 million or less at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The Advisor will generally favor companies that it believes offer attractive opportunities due to the inefficiencies of the micro-cap market and that the Advisor believes, through internal research, will have the ability to grow significantly over the next several years.

MID-CAP GROWTH FUND

  The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum.

MULTI-SEASON GROWTH FUND

  The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. The fund may invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

REAL ESTATE EQUITY INVESTMENT FUND

  The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The fund will not invest directly in real estate.

SMALL-CAP VALUE FUND

  The investment objective of the Small-Cap Value Fund is long-term capital appreciation, with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in equity securities of small-cap companies that generally have a market capitalization below $750 million at the time of purchase. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Since small capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

SMALL COMPANY GROWTH FUND

  The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

  Securities held by the fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the fund will be below $750 million at the time of purchase. In managing the fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

VALUE FUND

  The primary investment objective of the Value Fund is to provide long-term capital appreciation, with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

FRAMLINGTON INTERNATIONAL GROWTH FUND

  The investment objective of the Framlington International Growth Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve its objective through worldwide investment in equity securities of companies which, in the opinion of the Sub-Advisor, show above-average profitability, management quality and growth. Under normal market conditions, at least 65% of the fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries.

FRAMLINGTON EMERGING MARKETS FUND

  The investment objective of the Framlington Emerging Markets Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective through investing primarily in equity securities of issuers in emerging market countries. The fund considers countries having emerging markets to be all countries that are generally considered to be emerging or developing countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as emerging.

FRAMLINGTON HEALTHCARE FUND

  The investment objective of the Framlington Healthcare Fund is to provide shareholders with long-term capital appreciation. The fund seeks to achieve this objective through investment in companies providing healthcare and medical services and products worldwide. The fund will invest in producers of pharmaceuticals, biotechnology firms, medical device and instrument manufacturers, distributors of healthcare products, care providers and managers and other healthcare services companies. Under normal market conditions, the fund will invest at least 65% of its total assets in healthcare companies as described above. The Sub-Advisor considers healthcare companies to include companies in which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

NETNET FUND

  The investment objective of the NetNet Fund is to provide shareholders with long term capital appreciation. The fund seeks to achieve this objective by investing primarily in companies engaged in Internet and Intranet related businesses. The fund will invest primarily in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet and Intranet related businesses. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. Internet and Intranet related businesses include companies engaged in the research, design, development, manufacturing or distribution of servers, routers, search engines, bridges and switches, browsers, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing for use on the Internet/Intranet.

FIXED INCOME FUNDS

BOND FUND, INTERMEDIATE BOND FUND AND U.S. GOVERNMENT INCOME FUND

  The investment objective of the Bond Fund is to provide a high level of current income and, secondarily, capital appreciation. The Bond Fund's dollar-weighted average maturity will generally be between six and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. The investment objective of the Intermediate Bond Fund is to provide a competitive rate of return which over time exceeds the rate of inflation and the return provided by money market instruments. The Intermediate Bond Fund's dollar-weighted average maturity will generally be between three and eight years and will be adjusted by the Advisor according to market conditions. The investment objective of the U.S. Government Income Fund is to provide high current income. Under normal market conditions, the U.S. Government Income Fund's dollar-weighted average maturity will be between six and fifteen years, and will be adjusted by the Advisor according to market conditions.

  Each of the Bond Fund, Intermediate Bond Fund, and U.S. Government Income Fund invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. These funds may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

INTERNATIONAL BOND FUND

  The investment objective of the International Bond Fund is to realize a competitive total return through a combination of current income and capital appreciation. The fund seeks to achieve its objective by investing primarily in foreign debt obligations. Under normal market conditions, at least 65% of the fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. The fund's dollar-weighted average maturity will generally be between three and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions.

MONEY MARKET FUNDS

CASH INVESTMENT FUND, MONEY MARKET FUND AND U.S. TREASURY MONEY MARKET FUND

  The investment objective of both the Cash Investment Fund and U.S. Treasury Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The investment objective of the Money Market Fund is to provide current income consistent with the preservation of capital and liquidity. Each fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In pursuing their respective investment objectives, the Cash Investment Fund and Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations), that are available in the money markets. The securities in which the Cash Investment Fund and Money Market Fund may invest are described under "Investment Techniques and Risk Factors--Underlying Funds" in this Prospectus and "Fund Investments" in the Statement of Additional Information. The U.S. Treasury Money Market Fund seeks to achieve its objective by investing solely in short-term bonds, bills and notes issued by the U.S. Treasury (including "stripped" securities as described under "Investment Techniques and Risk Factors--Underlying Funds"), and in repurchase agreements relating to such obligations. Each fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

           INVESTMENT TECHNIQUES AND RISK FACTORS--UNDERLYING FUNDS

  Each Fund's share price will fluctuate in response to changes in the share price of one or more of the Underlying Funds, which are permitted to engage in a wide range of investment techniques. Like any investment program, an investment in the Funds, and correspondingly an investment in the Underlying Funds, entails certain risks.

  Investment techniques that are available to the Underlying Funds are set forth below. The investment techniques described below under "U.S. Government Obligations," "Repurchase Agreements," "Investment Company Securities" and "Liquidity Management" may also be used directly by the Funds. Additional information concerning certain of these techniques and their related risks is contained in the Statement of Additional Information.

  Equity Securities. Each Underlying Fund that has capital appreciation as its primary objective ("Equity Fund") will invest in common stocks, and may invest up to 5% of its net assets at the time of purchase in warrants and similar rights to purchase common stock (other than those that have been acquired in units or attached to other securities).

  The Micro-Cap Equity Fund, Small-Cap Value Fund and Small Company Growth Fund each invests primarily in equity securities of smaller companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, these funds may be subject to greater price volatility than a fund consisting of larger capitalization stocks.

  In addition, each Equity Fund may invest in convertible bonds and convertible preferred stock. Each Fixed Income Fund (i.e., Intermediate Bond Fund, Bond Fund, U.S. Government Income Fund and International Bond Fund), may also invest in convertible and non-convertible preferred stock. Preferred stock ranks senior to common stock in the capital structure of an issuer and in the payment of dividends. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into shares of common stock. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. An Equity Fund may acquire convertible securities that are rated below investment grade by Standard & Poor's Ratings Service, a division of McGraw Hill Companies Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's").

  The Growth & Income Fund may invest up to 20% of the value of its total assets in convertible securities that are rated below investment grade by S&P or Moody's. These high yield, high risk securities are commonly referred to as junk bonds. To the extent a fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities. If the issuer of a convertible security held by a fund defaulted, the fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a fund, especially in a thinly traded market.

  Foreign Securities. Each Equity Fund (except the Real Estate Equity Investment Fund), each Fixed Income Fund and the Cash Investment Fund may invest in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These include differences in accounting, auditing and financial reporting standards; different disclosure laws, which may result in less publicly available information about foreign issuers than U.S. issuers; generally higher markups on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments. Additionally, foreign securities and interest and dividends payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to U.S. custodial arrangements, and transaction costs of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

  The Framlington Emerging Markets Fund seeks its investment objective by investing primarily in equity securities of issuers in emerging market countries. The considerations discussed in the preceding paragraph generally are more of a concern in emerging market countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerging market countries therefore may be subject to potentially higher risks than investments in developed countries.

  The Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund, and Value Fund each may invest up to 20% and each other Equity Fund (except the Real Estate Equity Investment Fund, International Equity Fund, NetNet Fund and the Framlington Funds) may invest up to 10% of its total assets in securities of foreign issuers, including companies domiciled in developing countries. The NetNet Fund may invest up to 35% of its assets, and the Framlington Funds may invest without limit, in securities of foreign issuers, including companies domiciled in developing countries. Each Fixed Income Fund (except the International Bond
Fund) and the Cash Investment Fund may invest up to 10% of its assets in foreign securities. Under normal market conditions, the International Equity Fund, the International Bond Fund and the Framlington International Growth Fund will each invest at least 65% of its assets in securities of issuers located in at least three countries other than the United States. The International Equity Fund may also invest in countries with emerging economies or securities markets located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa.

  Investments in foreign securities may be in the form of ADRs, EDRs, or similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Mid-Cap Growth Fund and Multi-Season Growth Fund typically will only purchase foreign securities which are represented by sponsored or unsponsored ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System. Ownership of unsponsored ADRs may not entitle a fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Interest or dividend payments on such securities may be subject to foreign withholding taxes.

  Forward Foreign Currency Exchange Contracts. Each Equity and Fixed Income Fund (except the Real Estate Equity Investment Fund) may enter into forward foreign currency exchange contracts ("forward contracts") in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A fund may not enter into forward contracts for speculative purposes. A forward contract is an obligation to purchase or sell a specific currency at a future date, at a price set at the time of contract. Forward contracts involve the risk that currency movements will not be accurately predicted and the fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a fund's custodian of cash, U.S. Government securities or other high grade debt obligations which are marked to market daily.

  Futures Contracts and Options. Each Equity and Fixed Income Fund may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets. Futures contracts obligate a fund, at maturity, to take or make delivery of certain securities or in the case of index futures, the cash value of a securities index.

  The Equity and Fixed Income Funds may purchase and sell exchange traded call and put options on futures contracts. When a fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund intends to purchase. Similarly, if the value of a fund's portfolio securities is expected to decline, the fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a fund's position in a futures contract or option thereon, the fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

  In addition, each Equity and Fixed Income Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or indices. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  The use of these derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of futures and options transactions include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that the skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could result in a loss to a fund.

  Corporate Obligations. Each Fixed Income Fund and the Cash Investment Fund may purchase corporate bonds and commercial paper that meet the respective fund's quality and maturity limitations. These investments may include obligations issued by foreign corporations and foreign counterparts of U.S. corporations and europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Each Fixed Income Fund will purchase only those securities which are considered to be investment grade or better (within the four highest rating categories of S&P or Moody's) or, if unrated, of comparable quality. After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the fund to sell such security. However, the Advisor will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the fund. Descriptions of each rating category are included as Appendix A to the Statement of Additional Information.

  Bank Obligations. Each Equity Fund, each Fixed Income Fund, the Cash Investment Fund and the Money Market Fund may purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The International Bond Fund may also purchase debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Union and debt obligations of U.S. and foreign banks and bank holding companies. See "Foreign Securities" for a discussion of the risks associated with investments in obligations of foreign banks and foreign branches of domestic banks. Foreign bank obligations include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Canadian Time Deposits ("CTDs"), Schedule Bs, Yankee Certificates of Deposit ("Yankee CDs") and Yankee Bankers' Acceptances ("Yankee BAs"). A discussion of these obligations appears in the Statement of Additional Information under "Fund Investments--Non-Domestic Bank Obligations."

  Asset-Backed Securities. Subject to applicable credit criteria, each Fixed Income Fund and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments and other factors. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. For these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that a fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of premium paid.

  Interest Rate and Currency Swaps. For hedging purposes, the International Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate caps and floors. The International Bond Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. An interest rate or currency swap is a derivative instrument which involves an agreement between the fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

  The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of the International Bond Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Advisor's forecasts were correct, a swap position may correlate imperfectly with the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, the International Bond Fund might incur a loss.

  U.S. Government Obligations. Each Underlying Fund may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. The Maintenance Fund, the Development Fund and the Accumulation Fund may also invest directly in these obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

  Stripped Securities. Each Fixed Income Fund, the Cash Investment Fund and the Money Market Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or future principal payments on U.S. Government Obligations or combinations thereof in predetermined ratios. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Treasury Money Market Fund may purchase only U.S. Treasury-issued stripped securities. Stripped securities will normally be considered illiquid investments and will be acquired subject to a fund's limitation on illiquid investments unless determined to be liquid under guidelines established by the fund's Board of Trustees/Directors.

  Repurchase Agreements. Each Underlying Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Maintenance Fund, the Development Fund and the Accumulation Fund may also invest directly in Repurchase Agreements. With respect to the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund (collectively, the "Money Market Funds"), the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days or less. The financial institutions with which a fund may enter into repurchase agreements include member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor (the Sub-Advisor with respect to the Framlington Funds) will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

  Reverse Repurchase Agreements. Each Underlying Fund (except the Multi-Season Growth Fund and the Money Market Fund) may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price. A fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Variable and Floating Rate Securities. Each Underlying Fund (except the Framlington Funds, the NetNet Fund, and the U.S. Treasury Money Market Fund) may purchase variable and floating rate securities, which may have stated maturities in excess of the fund's maturity limitations, but which are deemed to have shorter maturities because the fund can demand payment of the principal of the security at least once within such periods on not more than thirty days' notice (this demand feature is not required if the security is guaranteed by the U.S.

Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market could make it difficult to dispose of these securities, and a fund could suffer a loss if the issuer defaulted or during periods when the fund is not entitled to exercise its demand rights. Variable and floating rate securities held by a fund are subject to the fund's limitation on illiquid investments when the fund may not demand payment of the principal amount within seven days absent a reliable trading market.

  When-Issued Purchases and Forward Commitments. Each Underlying Fund (except the Framlington Funds and the NetNet Fund) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. Each fund will establish a segregated account consisting of cash, U.S. Government securities or other portfolio securities in an amount at least equal to the amount of its when-issued purchases and forward commitments. The funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

  Fixed Income Securities. Generally, the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of investment portfolios composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Changes in the financial strengths of an issuer or changes in the ratings of a particular security may affect the value of those investments. Fluctuations in the market value of fixed income securities subsequent to their acquisitions will not affect cash income from such securities, but will be reflected in a fund's net asset value.

  Guaranteed Investment Contracts. Each Fixed Income Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts a fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees/Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to a fund's limitation on illiquid investments.

  Investment Company Securities. The Maintenance Fund, the Development Fund and the Accumulation Fund each invests primarily in shares of the Underlying Funds. In addition, in connection with the management of their daily cash positions, each Underlying Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). The International Equity Fund, Framlington International Growth Fund, and Framlington Emerging Markets Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, an

Underlying Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Underlying Fund bears directly in connection with its own operations.

  Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor (the Sub-Advisor with respect to the Framlington Funds) determines that market conditions warrant, each of the Equity Funds may invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above. The Maintenance Fund, the Development Fund and the Accumulation Fund may also invest directly in these instruments.

  High quality money market instruments may include commercial paper and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Equity Funds may also purchase U.S. dollar-denominated bank obligations, as described above under "Bank Obligations." Short-term obligations purchased by the Equity Funds will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a fund will be of comparable quality as determined by the Advisor (the Sub-Advisor with respect to the Framlington Funds).

  Diversification. The Underlying Funds, other than the International Bond Fund, are each classified as a diversified investment company under the 1940 Act; the International Bond Fund is classified as non-diversified. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. All Underlying Funds, including the International Bond Fund, will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code").

  Illiquid Securities. Each Equity and Fixed Income Fund may invest up to 15% of the value of its net assets in securities which are illiquid. Each of the Money Market Funds may invest up to 10% of its net assets in securities which are illiquid. Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. If, after the time of acquisition, events cause this limit to be exceeded, a fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

  Lending of Portfolio Securities. To enhance the return of its portfolio, each Underlying Fund may lend securities in its portfolio representing up to 25% of its total assets (one-third of its total assets in the case of the Money Market Fund) taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Borrowing. Each of the Underlying Funds is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes. However, a fund is authorized to borrow money in amounts up to one-third of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a fund will not purchase portfolio securities while borrowings exceed 5% of the fund's total assets.

  Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of an Underlying Fund are placed with broker/dealers that the Advisor (Sub-Advisor with respect to the Framlington Funds) selects. A high portfolio turnover rate for an Underlying Fund involves larger brokerage commission expenses or transaction costs which must be borne directly by a fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Advisor (Sub-Advisor) will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the funds' respective objectives and policies.

  As indicated above, each Fund seeks its investment objective by investing in shares of the Underlying Funds. It is expected that each Fund's annual portfolio turnover rate generally will be less than 100%.

  Industry Concentration. Because the Real Estate Equity Investment Fund invests primarily in the real estate industry, it could conceivably own real estate directly as result of a default on debt securities it owns. The fund, therefore, may be subject to certain risks associated with the direct ownership, as well as indirect ownership, of real estate. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. If the fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Taxes" in the Statement of Additional Information. Because the fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries, it may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

  The Framlington Healthcare Fund generally intends to invest at least 65% of its total assets in securities of companies in the healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation. In particular, technological advances can render existing products obsolete, and obtaining governmental approval for new products from regulatory authorities can be lengthy, expensive and uncertain as to outcome. Healthcare companies also can be highly dependent on the strength of patents for maintenance of profit margins and market exclusivity. Moreover, cost containment measures implemented by governmental authorities have adversely affected certain healthcare industries.

  The NetNet Fund generally invests at least 65% of its total assets in securities of issuers in internet and intranet-related businesses. Because the NetNet Fund concentrates its investments in these securities, its shares do not represent a complete investment program and their value may fluctuate more than shares of a portfolio invested in a broader range of industries. The value of fund shares will also be especially susceptible to factors affecting companies engaged in Internet and Intranet-related activities. Such companies are generally subject to a rate of change in technology that is higher than in other industries. Changes in governmental policies, such as telephone and cable regulations, freedom of speech and anti-trust regulations, may have a material effect on the demand for Internet services. Many of the products and services of companies engaged in Internet and Intranet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances.

                            INVESTMENT LIMITATIONS

  Each Fund's investment objective and policies may be changed by the Company's Board of Directors without shareholder approval. No assurance can be given that the Funds will achieve their respective investment objectives.

  The Funds have also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares" of the respective Fund (as defined in the Statement of Additional Information). These limitations are set forth in the Statement of Additional Information.

                       PURCHASE AND REDEMPTION OF SHARES

  Shares of the Funds are sold on a continuous basis for the Funds by the Distributor. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

PURCHASE OF SHARES

  Class Y shares of the Funds are sold without an initial or contingent deferred sales charge to fiduciary and discretionary accounts of institutions, "institutional investors," directors, trustees, officers and employees of the Company, The Munder Funds Trust, The Munder Framlington Funds Trust, the Advisor, the Distributor and the Advisor's investment advisory clients and family members of the Advisor's employees. "Institutional investors" may include financial institutions (such as banks, savings institutions and credit unions); pension and profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers; and broker-dealers acting for their own accounts or for the accounts of such institutional investors. A minimum initial investment of $500,000 for Class Y shares of a Fund is required for fiduciary and discretionary accounts of institutions and institutional investors.

  Shares of the Funds are sold at net asset value per share next determined on that day after receipt of a purchase order. Purchase orders by an institution for shares must be received by the Distributor or the Funds' Transfer Agent before the close of regular trading hours (currently 4:00 p.m. New York City time) on the New York Stock Exchange (the "Exchange"), on any Business Day (as defined below). Payment for such shares must be made by institutions in Federal funds or other funds immediately available to the Custodian no later than 4:00 p.m. (New York City time) on the next Business Day following the receipt of the purchase order.

  It is the responsibility of the institution to transmit orders for purchases by their customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the institution. In addition, an institution may receive fees from the Funds with respect to the investments of its customers as described below under "Management."

  Purchases may be effected on days the Exchange is open for business (a "Business Day"). The Company reserves the right to reject any purchase order. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

  Neither the Company, the Distributor nor the Transfer Agent will be responsible for the authenticity of telephone instructions for the purchase or redemption of shares where such instructions are reasonably believed to be genuine. Accordingly, the Institution will bear the risk of loss. The Company will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Company fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized.

AUTOMATIC INVESTMENT PLAN ("AIP")

  An investor in Class Y shares of a Fund may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment is $50.

REDEMPTION OF SHARES

  Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at the institution. The Funds intend to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Share balances may be redeemed pursuant to arrangements between institutions and investors. It is the responsibility of an institution to transmit redemption orders to the Funds' Transfer Agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. If the Transfer Agent receives a redemption order prior to 4:00 p.m. (New York City time), the redemption proceeds for shares of a Fund are normally wired to the redeeming institution the following Business Day. The Funds reserve the right to delay the wiring of redemption proceeds for up to seven days after they receive a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect the Fund.

EXCHANGES

  Class Y shares of a Fund may be exchanged for Class Y shares of other funds of the Company, The Munder Funds Trust, or the Munder Framlington Funds Trust based on their respective net asset values, without the imposition of any sales charges.

  Any shares involved in an exchange must satisfy the requirements relating to the minimum initial investment in an investment portfolio of the Company, The Munder Funds Trust, or the Munder Framlington Funds Trust and the shares involved must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial advisor and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. An investor who is considering an exchange may obtain a copy of the prospectus for any investment portfolio of the Company, The Munder Funds Trust, or the Munder Framlington Funds Trust by contacting his or her broker or a Fund at (800) 438-5789. Certain brokers may charge a fee for handling exchanges.

  The Company reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

                          DIVIDENDS AND DISTRIBUTIONS

  The Funds expect to pay dividends and distributions from the net income and capital gains, if any, earned on investments held by the Funds. The net income of each Fund is declared as a dividend and paid at least annually.

  The Funds' net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually. Dividends and capital gains are paid in the form of additional shares of the Funds unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form or in a subsequent request, each purchase of shares is made on the understanding that the Funds' Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same class of the appropriate Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with a Fund. Each Fund's expenses are deducted from the income of that Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular fund of the Company are allocated among all funds of the Company by or under the direction of the Board of Directors in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their respective operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                NET ASSET VALUE

  Net asset value for Class Y shares of a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that class, less the liabilities charged to that class, by the number of outstanding shares of that class.

  The net asset value per share of a Fund for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The Underlying Funds are valued at their respective net asset values as of 4:00 p.m., New York time, on each business day. The Underlying Funds value their portfolio securities as follows: Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

  The Company does not accept purchase and redemption orders on days on which the New York Stock Exchange is closed. The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                                  MANAGEMENT

BOARD OF DIRECTORS

  The Company is managed under the direction of its Board of Directors. The Statement of Additional Information contains the name and background information of each Director.

INVESTMENT ADVISOR

  Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Fund's investment advisor. The Advisor was formed in December, 1994. The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC, Woodbridge Capital Management, Inc. ("Woodbridge") and WAM Holdings, Inc. ("WAM"). MCM was founded in February, 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of December 31, 1996, the Advisor and its affiliates had approximately $38 billion in assets under management, of which $22 billion were invested in equity securities, $7 billion were invested in money market or other short-term instruments, and $9 billion were invested in other fixed income securities.

  Subject to the supervision of the Board of Directors of the Company, the Advisor provides overall investment management for the Funds, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Directors as requested.

  For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Funds, computed daily and payable monthly, at an annual rate of .35% of each Fund's average daily net assets.

  Munder Capital Management also serves as investment advisor for each of the Underlying Funds, and receives investment advisory fees for such service from those Funds. For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Underlying Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 1.25% of the average daily net assets of the Framlington Emerging Market Fund; 1.00% of the first $500 million of average daily net assets and .75% of average daily net assets in excess of $500 million of the Multi-Season Growth Fund; 1.00% of average daily net assets up to $250 million and .75% of average daily net assets in excess of $250 million for the Framlington International Growth Fund and the Framlington Healthcare Fund; 1.00% of average daily net assets of the Micro-Cap Equity Fund and NetNet Fund; .75% of average daily net assets of each of the Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Small-Cap Value Fund and Small Company Growth Fund; .74% of average daily net assets of each of the Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund; .50% of average daily net assets of each of the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund; .40% of average daily net assets of the Money Market Fund; and .35% of average daily net assets of each of the Cash Investment Fund and U.S. Treasury Money Market Fund.

  Each Fund, as a shareholder in an Underlying Fund, will indirectly bear its proportionate share of any investment advisory fees and other expenses paid by an Underlying Fund. Information regarding the expense ratios of the Underlying Funds is included in this Prospectus under the heading "Expense Table." See "Investment Advisory and Other Service Arrangements" in the Statement of Additional Information for information regarding the amounts paid to the Advisor by the Underlying Funds during their most recent fiscal periods.

  The Advisor expects to voluntarily waive a portion of the fees payable to it with respect to the Multi-Season Growth Fund during the current fiscal year. However, the Advisor may discontinue such fee waivers at any time, in its sole discretion. The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .75% of the average daily net assets of the Multi-Season Growth Fund during the Company's current fiscal year.

  The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Fund or its shareholders.

SUB-ADVISOR

  Pursuant to a sub-advisory agreement with the Advisor, the Sub-Advisor provides sub-advisory services to the Framlington Funds. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Framlington Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities by the Funds. The Sub-Advisor is also responsible for arranging the execution of all portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith. For its services with regard to the Framlington International Fund and the Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to 0.50%
of each Fund's average daily net assets up to $250 million, reduced to .375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to .625% of the Fund's average daily net assets.

  The Sub-Advisor is a subsidiary of Framlington Group plc, a public limited company incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. The Sub-Advisor and its affiliates serve as investment manager to various investment trusts organized in the United Kingdom, and provides fund management services to pension funds and charities. Framlington Group plc is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

PORTFOLIO MANAGER--THE FUNDS

  The portfolio manager for the Funds is Gerald Seizert, CFA, CIC, who is Executive Vice President and Chief Investment Officer of all equity management of the Advisor. Prior to joining the Advisor in 1995, Mr. Seizert served as Director and Managing Partner of the Detroit office of Loomis, Sayles & Company, L.P. Before his 1984 affiliation with Loomis, he served as Vice President, Trust Investments for First of America Bank. Earlier, 1977-1979, Mr. Seizert served as a Credit Analyst at Bank One of Columbus, N.A. Mr. Seizert received his B.B.A. degree and an M.B.A from The University of Toledo and is a Chartered Financial Analyst and Chartered Investment Counselor.

  For a description of the portfolio managers primarily responsible for the management of the Underlying Funds, see "Investment Advisory and Other Service Arrangements--Portfolio Managers--The Underlying Funds" in the Statement of Additional Information.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

  First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Company. First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Company in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

  First Data also serves as the Company's transfer agent and dividend disbursing agent. Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  As compensation for these services, the Administrator is entitled to receive an annual fee of $30,000 per Fund. The Transfer Agent is entitled to receive an annual fee of $36,000 per Fund. The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

  Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds (other than assets invested in investment portfolios advised by the Advisor) and certain other investment portfolios that are advised by the Advisor, including the Underlying Funds, for which the custodian provides services, computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees.

  For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

                                     TAXES

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code for any taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general each Fund's investment company income will be its taxable income (including dividends, interest, and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.)

  Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no Federal income tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

  A taxable gain or loss may also be realized by a holder of shares in a Fund upon the redemption or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction.

  Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the respective Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

  On an annual basis, the Company will send written notices to record owners of shares regarding the Federal tax status of distributions made by the Funds. Since this is not an exhaustive discussion of applicable tax consequences and since state and local taxes may be different from the Federal taxes described above, investors may wish to contact their tax advisors concerning investments in the Funds.

                             DESCRIPTION OF SHARES

  The Funds operate as three series of the Company. The Company was organized as a Maryland corporation on November 18, 1992 and is also registered under the 1940 Act as an open-end management investment company. The Company's Articles of Incorporation authorize the Directors to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority the Directors have authorized the issuance of shares of common stock representing interests in the Maintenance Fund, the Development Fund, the Accumulation Fund, the Equity Selection Fund, the Micro-Cap Equity Fund, the Mid-Cap Growth Fund, the Multi-Season Growth Fund, the Real Estate Equity Investment Fund, the Small-Cap Value Fund, the Value Fund, the NetNet Fund, the International Bond Fund, the Short Term Treasury Fund, and the Money Market Fund.

  The shares of the Funds are offered in three classes of common stock, Class A, Class B and Class Y, $.01 par value per share. All shares of a Fund represent interests in the same assets of the Fund and are identical in all respects except that each class bears different service and distribution expenses and may bear various class-specific expenses, and each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Shares of the Funds issued are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Investors may call the Company at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to Class Y shares of the Funds.

  The Company's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Directors determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of a Fund will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Directors determine that the matter to be voted upon affects only the interests of the holders of a particular class of shares. The Company is not required and does not currently intend to hold annual meetings of shareholders for the election of Board members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Company. To the extent required by law, the Company will assist in shareholder communications in connection with such a meeting. For further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

REPORTS TO SHAREHOLDERS

  The Funds will seek to eliminate duplicate mailings of prospectuses and shareholders reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts and accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Funds at
(800) 438-5789.

                                  PERFORMANCE

  From time to time, the Funds may quote performance and yield data in advertisements or in communications to shareholders. The total return of Class Y shares of a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average percentage change in value of an investment in a class of shares in a Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested. Performance quotations for each class of shares will be calculated separately.

  The yield of Class Y shares of a Fund is computed based on the net income of the Fund during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Fund's yield is computed by dividing the per share net income for the Fund during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

  Each Fund may compare the performance of its shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the S&P 500 Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance and yield data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

  Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by institutions directly to their customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

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